UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.        )

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ESCALADE, INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

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ESCALADE, INCORPORATED

Notice of Annual Stockholders’ Meeting

April 27, 2012

8:00 a.m. Eastern Time

Dear Stockholder:

You are cordially invited to attend our 2012 Annual Stockholders’ Meeting, which will be held at 8:00 a.m. Eastern Time on Friday, April 27, 2012 at the Renaissance Indianapolis North, Hotel Room Carmel V, located at 11925 N. Meridian Street, Carmel, Indiana 46032.

We are holding the annual meeting for the following purposes:

1.	To elect to the Board three (3) Directors as set forth herein;

2.	To ratify the appointment of BKD, LLP as our independent registered public accounting firm for 2012;

3.	To re-approve the performance criteria and goals under the Escalade 2007 Incentive Plan;

4.	To approve an amendment to the Escalade, Incorporated 2007 Incentive Plan to increase the number of shares available for issuance under the Plan by One Million Five Hundred Thousand shares of our common stock; and

5.	To transact such other business that may properly come before the meeting or any adjournment thereof.

These items are fully described in the proxy statement, which is part of this notice. We have not received notice of other matters that may be properly presented at the annual meeting.

To ensure that your vote is promptly recorded, please vote as soon as possible, even if you plan to attend the meeting in person. Please sign, mark and return the Proxy enclosed with this Notice at your earliest convenience.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON FRIDAY, APRIL 27, 2012.

The Company’s Notice of Annual Stockholders’ Meeting, Proxy Statement for the 2012 Annual Stockholders’ Meeting and Annual Report on Form 10-K is available at www.escaladeinc.com.

By order of the Board of Directors

Deborah J. Meinert

VP Finance, CFO & Secretary

Evansville, Indiana	March 23, 2012

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PROXY STATEMENT

The Board of Directors of Escalade, Incorporated (hereinafter referred to as “Escalade” or the “Company”), headquartered at 817 Maxwell Avenue, Evansville, Indiana 47711 Ph: (812) 467-4449, is soliciting proxies, the form of which is enclosed, for the Annual Meeting of Stockholders to be held on Friday, April 27, 2012, at 8:00 a.m. Eastern Time at the Renaissance Indianapolis North Hotel, Room Carmel V, located at 11925 N. Meridian Street, Carmel, Indiana 46032. Each of the 12,891,757 shares of common stock outstanding on February 22, 2012 is entitled to one vote on all matters acted upon at the meeting and only stockholders of record on the books of the Company at the close of business on February 22, 2012 will be entitled to vote at the meeting, either in person or by proxy.

The shares represented by all properly executed proxies received by the Company will be voted as designated and each not designated will be voted affirmatively. Unless discretionary authority is withheld, all other matters coming before the meeting will be voted according to the best judgment of the proxies. Any proxy given by a stockholder of record may be revoked at any time before it is voted, by written notice to the Company’s Secretary, by execution of a later dated proxy, or by a personal vote at the Annual Meeting. This proxy statement is being mailed to stockholders on or about March 23, 2012.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but may also be solicited by directors, officers, and other regular employees of the Company, who will receive no compensation in addition to their regular salaries. Bankers and others who hold stock in trust will be asked to send proxy materials to the beneficial owners of the stock, and the Company may reimburse them for their expenses.

The holders of a majority of the Company’s outstanding common stock must be present or represented by proxy at the Annual Meeting to constitute a quorum.

The three (3) nominees receiving the greatest number of votes cast at the Annual Meeting upon the presence of a quorum will be elected as directors. A properly executed proxy marked “Withhold Authority to Vote” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. The persons named as proxies in the enclosed proxy will vote for the election of the nominees named below unless authority to vote is withheld.

For each other item presented at the Annual Meeting, the affirmative vote of the holders of a majority of the Company’s shares present or represented by proxy at the Annual Meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, an abstention will have the effect of a negative vote.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

The Annual Report of the Company for its fiscal year 2011 is being mailed to you with this proxy statement, but such report and financial statements are not a part of this proxy statement.

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CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following table sets forth certain information regarding beneficial ownership of the Company’s common stock by its directors, named executive officers (as defined under “Compensation Philosophy” on page 14), and by each person or group of affiliated persons known by us to own beneficially more than 5% of our outstanding common stock. The percentage of beneficial ownership is based on 12,891,757 shares deemed outstanding on February 22, 2012. In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of the outstanding shares of our common stock pursuant to Section 13(d) or 13(g) of the Exchange Act.

Name and Address Of Beneficial Owner (1)	Number of Common Shares Beneficially Owned		Percentage Of Class

Robert E. Griffin Chairman of the Board	3,199,603	(2)	24.8	% (2)
Robert J. Keller President & Chief Executive Officer	191,500	(3)	1.5	% (3)
Deborah J. Meinert Vice-President Finance & Chief Financial Officer	65,775	(4)	0.5	% (4)
Patrick J. Griffin President, Martin Yale Group	2,997,811	(5)	23.3	% (5)
George Savitsky Director	58,876	(6)	0.5	% (6)
Richard D. White Director	100,866	(7)	0.8	% (7)
Edward E. Williams Director	468,615	(8)	3.6	% (8)
Richard F. Baalmann, Jr. Director	72,182	(9)	0.6	% (9)
All Directors and Executive Officers as a Group (8 Individuals)	4,314,840	(10)	33.5	%(10)

Other 5% Stockholders

Andrew and Charmenz Guagenti 2641 N. Cullen Avenue Evansville, Indiana 47715	1,056,892	(11)	8.2	% (11)

VN Capital Fund I, L.P. 1133 Broadway Suite 1609 New York, NY 10010	639,272	(12)	5.0	% (12)

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	838,100	(13)	6.5	% (13)

(1)	Except as otherwise noted, the address of each beneficial owner listed in the table is c/o Escalade, Inc., at 817 Maxwell Avenue, Evansville, Indiana 47711.
(2)	Includes 1,040,380 shares held by a Family Limited Partnership and 1,800,000 shares held by a Family Limited Liability Company. The shares in the Family Limited Partnership and the Family Limited Liability Company are also reported in the ownership of Patrick Griffin. Robert Griffin’s ownership also includes 12,500 fully vested stock options.

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(3)	Includes 125,000 stock options issued on 3/31/2009 that will vest on 3/31/2012, 55,000 stock options issued on 2/26/2010 that vest at 25% per year beginning 2/26/2011 and of which 13,750 were exercised in 2011, and 40,000 stock options issued on 3/1/2011 that vest at 25% per year beginning 3/1/2012.
(4)	Includes 45,000 stock options issued on 3/31/2009 that will vest on 3/31/2012, 27,500 stock options issued on 2/26/2010 that vest at 25% per year beginning 2/26/2011 and of which 6,875 were exercised in 2011, and 18,500 stock options issued on 3/1/2011 that vest at 25% per year beginning 3/1/2012.
(5)	Includes 1,040,380 shares held by a Family Limited Partnership and 1,800,000 shares held by a Family Limited Liability Company, also reported in the ownership of Robert Griffin. Patrick Griffin’s total also includes 30,000 stock options issued on 3/31/2009 that will vest on 3/31/2012, 30,000 stock options issued on 2/26/2010 that vest at 25% per year beginning 2/26/2011, and 13,000 stock options issued on 3/1/2011 that vest at 25% per year beginning 3/1/2012.
(6)	Includes 8,876 shares issuable upon the exercise of outstanding stock options.
(7)	Includes 8,787 shares issuable upon the exercise of outstanding stock options.
(8)	Includes 37,038 shares owned by Good Earth Tools, Inc., of which Mr. Edward Williams owns 33% of the outstanding voting stock and is an executive officer, 337,302 shares owned by KPW Family Limited Partnership, of which Mr. Williams is one of three partners, and 14,999 shares owned by PAW Family Partnership LP, of which Mr. Williams is a general partner. Mr. Williams disclaims beneficial ownership of these shares. Also includes 13,787 shares issuable upon the exercise of outstanding stock options and 27,661 shares issuable upon the vesting of restricted stock units.
(9)	Includes 13,698 shares issuable upon the exercise of outstanding stock options and 25,818 shares issuable upon the vesting of restricted stock units.
(10)	Shares reported under both Robert Griffin and Patrick Griffin (2,840,380 shares) are counted only once.
(11)	Includes 27,716 shares held by Mr. Guagenti, in his name, in his directed IRA, or as Trustee, and 38,720 shares owned by Mrs. Guagenti directly, in her directed IRA, or as Trustee. Mr. Guagenti is also the beneficial owner of 990,456 shares held by partnerships for which he is the managing partner, of which he and Mrs. Guagenti own 488,896 shares and 376,989 shares, respectively, by virtue of their partnership interests therein. Mr. and Mrs. Guagenti each disclaim beneficial ownership of the shares held by the other.
(12)	Based on information provided in Schedule 13D, filed with the SEC as of September 8, 2008.
(13)	Based on information provided in Schedule 13G, filed with the SEC as of December 31, 2007.

ITEM NO. 1

ELECTION OF DIRECTORS

The Board of Directors voted to set the size of the Board at seven (7) members. Four of the Directors currently serving on the Board were elected to two-year terms at the 2011 Annual Meeting of Stockholders, with terms ending at the 2013 Annual Meeting. Three of the Directors currently serving on the Board were elected to two-year terms at the 2010 Annual Meeting of Stockholders, with terms ending at this 2012 Annual Meeting. These three Directors are George Savitsky, Richard D. White, and Edward E. Williams, who have been nominated by the Board for re-election. Each nominee elected at the 2012 Annual Meeting will serve a two-year term, expiring at the 2014 Annual Meeting. The Board of Directors unanimously recommends that Messrs. Savitsky, White and Williams be re-elected as Directors.

Director candidates are nominated by the independent members of the Board of Directors, as the Company does not believe that it is necessary to have a separate Nominating Committee, as such nominations are handled by the full Board. The Board has determined that a potential candidate to be nominated to serve as a director should have the following primary attributes: high achievement expectations with regard to increasing stockholder value; uncompromising position on maintaining ethics; conservative attitude towards financial accounting and disclosure; and should be a stockholder of the Company to bring the perspective of a stockholder to the Board. The Board believes that the composition of the Board as a whole should reflect diversified experience, education and skills in manufacturing, consumer product sales and marketing, investment banking, accounting and finance, exporting to global markets, and knowledge of the Company’s culture. The Board further believes that gender, age and ethnic diversity can enhance the overall perspectives of the Board and of management. The Board takes all of these diversity factors into account when considering individual director candidates.

To date, the Board has not deemed it necessary to engage a third party search firm to assist in identifying suitable candidates for directors, but has the authority to do so in the future. No fees were paid to any such search firm in connection with the nominees for directors named in this proxy statement. The Board believes that the existing Board members and executive management of the Company have sufficient networks of business contacts that will likely form the candidate pool from which nominees will be identified. Once a candidate is identified, as many members of the Board as feasible will meet with such candidate and the Board as a whole subsequently will evaluate the candidates using the criteria outlined above. The independent Board members will then make the final determination of whether or not to nominate the candidate.

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Under the Company’s Bylaws, director nominations may be brought at an annual meeting of stockholders only by or at the direction of the Board of Directors or by a stockholder entitled to vote who has submitted a nomination in accordance with the requirements of the Company’s Bylaws as in effect from time to time. To be timely under the Bylaws as now in effect, a stockholder notice must be delivered to the Company’s Secretary at the principal executive offices in Evansville, Indiana not less than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Under this provision, nominations for this year’s Annual Meeting were due by January 29, 2012. The Company has received no proposals for this Annual Meeting.

Information with respect to each of the current Directors and nominees for the Board of Directors is set forth as follows:

Robert E. Griffin

Age 76, Director since 1973, Chairman since 1999

Business Experience: Interim Chief Executive Officer of the Company (April 2006-August 2006), former Chairman and Chief Executive Officer (1994-1999), and President and Chief Executive Officer (1976-1994).

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Robert Griffin is qualified to serve as a board member because of his 30+ year executive management career with the Company in various roles including Chairman and Chief Executive Officer. In addition, Mr. Griffin’s board experience spans several companies including Stiga Sports, AB, a related Sporting Goods manufacturer and he has served on a variety of committees on those boards. Mr. Griffin has provided strong direction and leadership for the Company during his 39-year tenure on the Board.

Robert J. Keller

Age 50, Director since 2008

Business Experience: President and Chief Executive Officer of the Company (since 2007). President of Disston Tool Company, a subsidiary of Kennametal (2005-2006). President and other senior management roles for the sports apparel unit of Russell Corporation (2000-2005). Managing Director for Coca-Cola (1997-2000). Co-founder and Vice President- Sales and Marketing for Armor All Home Care (1993-1997). National Sales Manager and other sales and operations management positions for Thompson & Formby, a subsidiary of Kodak (1983-1993).

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Keller is qualified to serve as a board member because of his 25+ year career in various roles including Chief Executive Officer, President, and Vice President-Sales and Marketing. Since February of 2009, Mr. Keller has also served on the Board of Escalade International, Ltd. Through his experience with several global consumer products companies, Mr. Keller brings a broad range of strategic marketing and manufacturing management skills to the leadership of Escalade.

Patrick J. Griffin

Age 42, Director since 2009

Business Experience: President of Martin Yale Group (since August 2009), Vice President Sales and Marketing, Martin Yale International (2007-2009) and successive product management roles at Escalade Sports (2002-2006). Director of Strategic Services for Edmondson/Quest (2000-2002). Director of Business Development for, Webcentric, Inc. and successively Network Commerce (1999-2000). Strategic Planning Associate for Koch Industries, Inc. (1998-1999). International marketing roles with PT Caraka Yasa in Jakarta, Indonesia (1997), Escalade Sports (1993-1995), and the United States Foreign Commercial Service in Singapore (1992-1993).

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Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Patrick Griffin is qualified to serve as a board member because of his history with the Company, his position as President of Martin Yale Group and his experience in product management and strategic planning. Mr. Griffin also holds an MBA from the University of Michigan at Ann Arbor. Mr. Griffin’s board experience since 2007 includes Escalade International, Ltd. and Stiga Sports AB, both related sporting goods companies.

George Savitsky

Nominee, Age 73, Director since 2004

Business Experience: Founder and President of Savitsky, Satin & Bacon, a business management company specializing in managing the financial affairs of people in the entertainment industry (since 1990). Prior to founding Savitsky, Satin and Bacon, Mr. Savitsky, a Certified Public Accountant, was a partner in Laventhol and Horwath (1983-1990), a business manager for Plant and Cohen & Company (1978-1983), President of a wholly owned subsidiary of Ideal Toy Corp. (1973-1978), Controller and then Marketing Vice President of Tensor Corporation (1964-1973), and practicing Certified Public Accountant (1961-1964).

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Savitsky is qualified to serve as a board member because of his background as a Certified Public Accountant, his financial experience and his marketing and manufacturing exposure in pool tables, table tennis tables and other sporting goods. Mr. Savitsky is considered an audit committee financial expert under SEC rules. During his seven-year tenure on the Board, Mr. Savitsky has gained a good working knowledge of the Company that provides efficiency and continuity to our Board. Mr. Savitsky serves on the Company’s Compensation Committee and also serves as Chairman of the Company’s Audit Committee.

Richard D. White

Nominee, Age 58, Director since 2004

Business Experience: Managing Director and head of the Private Equity and Special Products Department at Oppenheimer & Co. Inc., a leading investment bank and full service investment firm (since 2004). Founder and President of Aeolus Capital Group, LLC, an investment management company (2002-2004). Managing Director of CIBC Capital Partners, the private equity merchant banking division of Canadian Imperial Bank of Commerce (1997-2002), successor by acquisition to Oppenheimer & Co., Inc. Managing Director of Oppenheimer & Co., Inc. (1985-1997). Managing Director and Partner of Ardshiel, Inc., a private equity firm (1981-1985). Consultant in the Management Consulting Services department of Coopers & Lybrand (1978-1981).

Mr. White has also held or currently holds directorships on a number of other public company boards, as follows: Director and Chairman of the Nominating and Compensation Committees and member of the Audit Committee of G-III Apparel Group, Ltd, a leading manufacturer and distributor of outerwear, dresses, sportswear and women’s suits under licensed, proprietary, and private label brands (since 2003). Director and member of the Audit Committee and the Governance Committee of Lakes Entertainment, Inc., a developer and manager of casino properties (since 2006). Director, Chairman of the Compensation Committee and member of the Audit Committee of ActivIdentity Corp. (2003-2008). Mr. White is also Chairman of the Board of Mercury Energy, a private company that is a leading integrator and installer of solar energy systems.

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. White is qualified to serve as a board member because of his strong finance, accounting, strategic planning and investment management experience as well as his entrepreneurial disposition. Mr. White holds an MBA from the Wharton Graduate School of the University of Pennsylvania and a BA from Tufts University. He is considered an audit committee financial expert under SEC rules. During his seven-year tenure on the Board, Mr. White has gained a good working knowledge of the Company that provides efficiency and continuity to our Board. Mr. White currently serves as Chairman of the Company’s Compensation Committee.

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Edward E. Williams

Nominee, Age 51, Director since 2004

Business Experience: Founder and President of Ballast Tools, Incorporated, a manufacturer of railway track maintenance equipment with locations in U.S., Canada and England and worldwide distribution (since 1985). Vice President of Good Earth Tools, Inc., a specialty manufacturer of tungsten carbide protected wear parts located in Crystal City, Missouri (since 1984). Founder and President of Ever Extruder, LLC, a manufacturer and distributor of high production food processing equipment (since 2007).

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Williams is qualified to serve as a board member because of his experience in entrepreneurial management, specifically in the manufacturing industry. In addition, Mr. Williams’ family owned one of the predecessor companies of Escalade, Incorporated, and Mr. Williams has a strong knowledge of the Company’s history. Mr. Williams brings a broad range of management, manufacturing, and sales skills to our Board. During his eight-year tenure on the Board, Mr. Williams has gained a good working knowledge of the Company that provides efficiency and continuity to our Board. Mr. Williams also serves on the Company’s Audit Committee.

Richard F. Baalmann, Jr.

Age 52, Director since 2006

Business Experience: President of Bramm Inc., and related companies which operate ACE Hardware stores in the St. Louis, Missouri area (since 1988).

Qualifications Relative to Service on the Company’s Board: Our Board concluded that Mr. Baalmann is qualified to serve as a board member because of his 20+ year career in retail marketing and his experience having served on the Board of Ace Hardware Corporation where he acted as Chairman of the Audit and Supply Committees. During 1999-2008, Mr. Baalmann also served on the Nominating and Governance, Executive and Compensation Committees for Ace Hardware Corporation, where he has gained experience in GAAP and SEC compliance compensation policies and company strategic planning. He is considered an audit committee financial expert under SEC rules. Mr. Baalmann serves on the Company’s compensation committee, and he joined the Company’s Audit Committee in 2010.

While there is no reason to believe that any of the persons nominated will, prior to the date of the meeting, refuse or be unable to accept the nomination, should any person nominated so refuse or become unable to accept, it is the intention of the persons named in the proxy to vote for such other person or persons as the Directors recommend.

The Board does not have a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. All Directors attended the 2011 Annual Meeting.

With the exceptions of Messrs. Robert Keller and Patrick Griffin, who are executive officers of the Company, and of Mr. Robert Griffin, who was an executive officer of the Company through April 2010, the Board has determined that all of the above named incumbent directors have met the independence standards of Rule 5605(a)(2) of the National Association of Securities Dealers listing standards. Mr. Robert Griffin is the father of Mr. Patrick Griffin.

The Board of Directors unanimously recommends that you vote “FOR” Proposal 1 relating to the election of directors.

ITEM NO. 2

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors proposes and recommends that the stockholders approve the selection by the Committee of BKD, LLP to serve as the Company’s independent registered public accounting firm for the Company for the Company’s fiscal year 2012. Action by the stockholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the stockholders a voice in the designation of auditors. If the proposal approving BKD, LLP as the Company’s independent registered public accounting firm is rejected by the stockholders, then the Committee will reconsider its choice of independent auditors. Even if the proposal is approved, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

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Ratification of the appointment of BKD, LLP as our independent registered public accounting firm for 2012 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. If you are a street name stockholder and do not vote your shares, your bank, broker or other nominee can vote your shares at its discretion on the proposal to ratify the appointment of the independent registered public accounting firm.

The Audit Committee of the Board of Directors unanimously recommends that you vote “FOR” Proposal 2 relating to the ratification of the appointment of the Independent Registered Public Accounting Firm.

ITEM NO. 3

RE-APPROVAL OF THE PERFORMANCE CRITERIA AND GOALS UNDER THE ESCALADE, INCORPORATED 2007 INCENTIVE PLAN

Subject to stockholder approval, the Company’s Board of Directors has approved and adopted, based on the recommendation of the Board’s Compensation Committee, a resolution to continue to use the performance criteria and goals set forth in Section 10.2 of the Escalade, Incorporated 2007 Incentive Plan (the “Plan”). Once every five years, Section 162(m) of the Internal Revenue Code (“IRC”) requires the Company to obtain stockholder approval of the metrics used or potentially used to measure performance under its equity incentive compensation plans in order for the Company to retain deductibility of certain “performance-based” compensation expenses for tax purposes.

Section 162(m) of the Code disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Company’s Chief Executive Officer and its other four most highly compensated executive officers (collectively, the “Covered Employees”). Under Section 162(m), compensation that qualifies as “other performance-based compensation” is not subject to the $1,000,000 deduction limit. In addition to the annual limitations on awards described above, another condition necessary to qualify certain incentive awards (other than SARs and stock options, which are treated as “other performance-based compensation”) as “other performance-based compensation” is that the material criteria relating to the performance goals under which the award is made must be disclosed to, and approved by, the stockholders of the Company before the incentive compensation is paid.

For those types of awards under the Plan intended to meet the definition of “other performance-based compensation” the Compensation Committee will establish performance goals with respect to an award based upon one or more of the following performance criteria: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes, earnings before interest, taxes and amortization, or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

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Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder. At the end of each performance period for an award to Covered Employees, the Compensation Committee will determine and certify the extent to which the performance goal established for the performance period has been achieved and determine the amount to be paid, vested or delivered as a result thereof, provided the Compensation Committee may, in its sole discretion, reduce or eliminate such amount to the extent permitted under the Plan and applicable law.

The proposal to re-approve the performance criteria and goals under the Plan is contained in the resolution attached to this proxy statement as Annex 1 and will be submitted to the stockholders for adoption at the Annual Meeting. A copy of the Plan, as it currently exists prior to the amendment described in Item 4 below, is attached to this Proxy Statement as part of Annex 1 and can also be reviewed on the SEC’s website at www.sec.gov.

The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to re-approve the performance criteria and goals. Abstentions from voting on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal.

The Board of Directors unanimously recommends that you vote “FOR” Proposal 3 relating to the re-approval of the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan.

ITEM 4

APPROVAL OF AMENDMENT TO ESCALADE, INCORPORATED 2007 INCENTIVE PLAN, PROVIDING FOR THE ISSUANCE OF UP TO AN ADDITIONAL ONE MILLION FIVE HUNDRED THOUSAND SHARES THEREUNDER

Subject to stockholder approval, the Company’s Board of Directors has approved and adopted an amendment to the Escalade, Incorporated 2007 Incentive Plan (the “Plan”) based on the recommendation of the amendment by the Board’s Compensation Committee. At March 23, 2012, there were 104,742 remaining shares of Common Stock available for issuance upon the grant of additional awards under the Plan. The purpose of the amendment is to increase the number of shares eligible for issuance under the Plan from one million (1,000,000) shares to two million five hundred thousand (2,500,000) shares of Common Stock. Upon approval of the amendment, there will be 1,604,742 shares of Common Stock then available for issuance under the Plan.

The Company believes that equity is a key element in the Company’s compensation package because equity awards encourage employee loyalty and align employee interests directly with those of stockholders. The Company also believes that equity awards to non-employee Directors helps recruit and retain Directors and align the Director’s interests directly with those of stockholders.

The Compensation Committee and Board of Directors typically make awards under the Plan in late February or March of each year. At its March 2012 meeting, the Board of Directors approved the grant of stock options to the Company’s executive officers and employees in the aggregate amount of 200,000 shares. Because such number of shares would exceed the number of shares currently available for grant under the Plan, all such grants were conditioned upon stockholder approval of this proposed amendment. The following table shows the awards that will be made to the Company’s executive officers if the amendment is approved.

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New Plan Benefits

Escalade, Incorporated 2007 Incentive Plan, as amended

Name and Position	Number of Stock Options	Number of Underlying Shares of Common Stock	Exercise Price per Share ($)	Dollar Value ($)
Robert J. Keller, Chief Executive Officer	40,000	40,000	$5.28 per share	128,244
Deborah J. Meinert, Chief Financial Officer	23,000	23,000	$5.28 per share	73,740
Patrick J. Griffin, President, Martin Yale Group	8,000	8,000	$5.28 per share	25,649
Executive Group (3 persons)	71,000	71,000	$5.28 per share	227,633
Non-Executive Director Group (5 persons)	0	0	0	0
Non-Executive Officer and Employee Group	129,000	129,000	$5.28 per share	413,587

If the proposed Amendment to the Plan is not approved at the Annual Meeting, the Compensation Committee will consider alternative compensation to the executive officers and employees including, without limitation, reducing the amount of the grants to fall within the number of shares still available under the Plan, the payment of the cash value of the stock and option awards that would have been made if the amendment had been approved, and/or a combination of reduced awards and cash payments. Other than as specified in the above table, no determination has yet been made as to the amount or terms of any stock-based incentives or any future cash awards under the Plan.

The following table presents additional information regarding securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2011:

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance

Equity compensation plans approved by security holders (1)	984,649	$2.50	150,051
Equity compensation plans not approved by security holders	—	—	—
Total	984,649		150,051

(1) These plans include the Company’s 1997 Incentive Stock Option Plan, the 1997 Director Stock Option Plan, the Escalade, Incorporated 2007 Incentive Plan and a special grant of 10,000 options to Directors approved at the 2006 Annual Meeting.

The proposal to approve and adopt the proposed amendment to the Plan is contained in the resolution attached to the Proxy Statement as Annex 2 and will be submitted to the stockholders for adoption at the Annual Meeting. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company’s Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the amendment to the Plan. Abstentions from voting on this particular proposal are treated as votes against, while shares not voted by brokers on any matters presented to stockholders will have no effect on the adoption of this proposal. Such vote will also satisfy the stockholder approval requirements of Section 422 of the Internal Revenue Code with respect to the grant of incentive stock options under the Plan.

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The Board of Directors unanimously recommends that you vote “FOR” Proposal 4 relating to the approval of the Amendment to Escalade, Incorporated 2007 Incentive Plan.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the best of the Company’s knowledge, all of the Company’s directors, officers and 10% or more stockholders have timely filed with the Securities and Exchange Commission all reports required to be so filed pursuant to Section 16 of the Securities Exchange Act of 1934 for fiscal 2011, with the exception of one late Form 4 filing for each of Messrs. Robert Griffin, Baalmann, and White in connection with their receipt of third quarter 2011 equity compensation as part of their director fees, and one late Form 4 filing for Mr. Edward E. Williams following the sale and subsequent re-acquisition of shares owned by the PAW Family Partnership LP, of which Mr. Williams is a general partner. All such Form 4s were subsequently filed. In addition, Mr. Williams’ ownership of Escalade stock through the PAW Family Partnership was not previously included on his initial Form 3 filing. Mr. Williams filed a late Form 5 to correct his initial Form 3 filing.

BOARD OF DIRECTORS, ITS COMMITTEES, MEETINGS, AND FUNCTIONS

The Board of Directors of the Company currently consists of seven members. There are four independent members on the Board (Edward E. Williams, Richard D. White, George Savitsky and Richard F. Baalmann, Jr.), two members who currently serve as executive officers of the Company (Robert J. Keller and Patrick J. Griffin), and one member who is a past executive officer (Robert E. Griffin).

During 2011, all Directors attended 100% of all regular meetings of the Board of Directors and the committees on which they served. The Board of Directors had five meetings and the independent directors held regular executive sessions in conjunction with four of the Board meetings. The Board has not designated a lead or presiding director to chair executive sessions.

Stockholders may communicate directly with the Board of Directors in writing by sending a letter to the Board at: Escalade, Incorporated, 817 Maxwell Avenue, Evansville, Indiana 47711. All communications directed to the Board will be received and processed by the Company’s office of the Chief Financial Officer and will be transmitted to the Chairman of the Audit Committee without any editing or screening by such office.

Board Leadership Structure

The Board has placed responsibilities on the Chairman of the Board separate from President and CEO as it believes this provides better accountability between the Board and the management team. The Board believes it is better to have a separate Chairman, whose responsibility is to lead the Board members as they provide leadership to the executive team. This responsibility includes facilitating communication among the directors; setting the Board meeting agendas in consultation with the President and CEO; and presiding at Board meetings and stockholder meetings. This delineation of duties allows the President and CEO to focus his attention on managing the day-to-day business of the Company. The Board believes this structure provides strong leadership for the Board, while positioning the President and CEO as the leader of the Company in the eyes of customers, employees and stockholders.

Currently, Mr. Robert Griffin serves as the Chairman of the Board, but he is not considered an independent director due to his prior employment with the Company and his family relationship to Mr. Patrick Griffin. Mr. Griffin retired as an executive officer and employee of the Company on April 30, 2010. Given the small size of the Board, the independent directors have a clear voice and direct access to both the Chairman of the Board and the President and CEO. The independent directors meet in executive session on a regular basis, with the discussions being led by the independent director who raises the specific topic(s) being considered in such executive sessions. Accordingly, the Board has not deemed it necessary to designate an independent Chairman of the Board nor to establish a formal structure to ensure that independent ideas are raised and fully discussed, because the Board believes that the current structure already satisfies those objectives.

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Risk Oversight of the Company

The Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board by monitoring company processes for management’s identification and control of key business, financial and regulatory risks. The Audit Committee receives a report from management annually regarding the Company’s assessment of risks and meets in executive session with the Chief Financial Officer each quarter. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and review the Company’s risk appetite. Management is responsible for the day-to-day risk management processes. The Company has structured the reporting relationship through the Chief Financial Officer who reports functionally to the Audit Committee. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company and the Board leadership structure supports this approach.

Code of Ethics

The Board of Directors has adopted the Escalade, Incorporated Code of Business Conduct and Ethics (“Code”) which may be found on the Company’s website at: www.escaladeinc.com/Code_of_Conduct.aspx. All employees and Directors of the Company are subject to compliance with the Code.

Committees

The Company has two standing committees, each composed entirely of independent directors. As discussed above, the Board of Directors has no nominating committee. Current committee assignments are detailed in the following table.

Name	Audit Committee	Compensation Committee
Edward E. Williams	Member
George Savitsky	Chairman(1)	Member
Richard D. White		Chairman(1)
Richard F. Baalmann, Jr.	Member(1)	Member

(1) Determined by the Board to be audit committee financial experts.

Audit Committee

The Audit Committee as a whole held thirteen meetings in 2011. At four of those meetings the Committee met with the independent auditors and management to review the interim financial information contained in each quarterly earnings announcement and the annual results. The main functions performed by the Audit Committee are to (1) review with the independent auditors their observations on internal controls of the Company and the competency of financial accounting personnel, (2) review with the chief financial officer and independent auditors, the accounting for specific items or transactions as well as alternative accounting treatments and their effects on earnings, (3) engage the firm of independent certified public accountants to be hired by the Company and review that firm’s independence, and (4) approve all audit and non-audit services performed by the Company’s independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which can be found on the Company’s website at: www.escaladeinc.com/Audit_Committee_Charter.pdf.

Compensation Committee

The Compensation Committee held four meetings in 2011 and held several informal sessions to review salaries and compensation levels within the Company. The Compensation Committee is also responsible for awards of stock options and restricted stock units. The Board of Directors has not adopted a written charter for the Compensation Committee.

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Director Compensation

During 2011, each non-employee director of Escalade, Incorporated received an annual retainer of $25,000 with the exception of the Chairman of the Board who received an annual retainer of $88,889. Each member of the Audit Committee received an additional annual fee of $5,000 except for the Audit Committee Chairman who received $15,000. Each member of the Compensation Committee received an additional annual fee of $3,000 except for the Compensation Committee Chairman who received $10,000. Independent directors receive an additional fee of $1,000 per board meeting attended in excess of eight meetings per year. Members of the Audit Committee and Compensation Committee receive additional fees of $1,000 per committee meeting attended in excess of six and four meetings, respectively. From time to time, a committee may request that a director who is not a member of that committee participate in additional meetings held for special purposes. Under these circumstances the non-committee member director is compensated similarly to the committee member directors. Each non-employee board member received 7,500 stock options in 2011.

Under the terms of the Escalade, Incorporated 2007 Incentive Plan, Directors can elect to receive some or all of the fees earned in shares of the Company’s common stock, or in the form of restricted stock units or stock options which vest after one year. In 2011, there were 26,965 shares issued pursuant to the plan. In 2011, Messrs. Griffin and White opted to receive 100% of their board compensation in shares of common stock. Mr. Williams elected to receive 100% of his board compensation in cash. Mr. Baalmann elected to split his compensation between cash and stock.

2011 Director Compensation

The following table summarizes the compensation earned by or awarded to each director who served on the Board of Directors during 2011. Compensation for Mr. Robert Keller and Mr. Patrick Griffin is reflected in the “Executive Compensation - Summary Compensation Table.”

					As of December 31, 2011
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)	Number of Restricted Stock Units Outstanding (#)	Number of Stock Options Outstanding (#)(4)

Robert E. Griffin	86,666	26,909	0	113,575	--	12,500
George Savitsky	48,925	26,909	0	75,834	--	8,876
Richard D. White	41,128	26,909	0	68,037	--	8,787
Edward E. Williams	36,250	26,909	0	63,159	27,661 (3)	13,787
Richard F. Baalmann, Jr.	39,172	26,909	0	66,081	25,818 (3)	13,698

(1)	This column includes the fair value of common stock issued in lieu of cash compensation pursuant to the Escalade, Incorporated 2007 Incentive Plan. For Directors Savitsky and Williams, all fees were paid in cash. For Director White, all fees were paid in shares of common stock. For Director Baalmann, $9,402 was paid in cash, and $29,770 was paid in shares of common stock.
(2)	The amount recorded in this column is the compensation cost recognized by the Company during 2011, calculated utilizing the provisions of Accounting Standards Codification Topic 718, Stock Compensation, for grants made in 2011 and prior years. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.
(3)	These Directors elected to defer the settlement of RSUs granted in 2007, 2008, and 2009 for five years. These grants will begin settlement in 2012 under this deferral arrangement.
(4)	The options included are those outstanding at December 31, 2011.

2012 Director Compensation

In 2012, the Board reviewed the compensation of the non-employee Directors and voted to approve changes to the annual retainer, effective with payments issued for the first quarter of 2012. Each non-employee Director will receive an annual retainer of $35,000, with the exception of the Chairman of the Board who will receive a retainer of $90,000. In addition, each non-employee board member received 7,500 stock options in 2012. All other elements of compensation for the non-employee Directors remains the same as in 2011 as described above.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter as adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Escalade. All of the Committee members are independent directors as defined under NASDAQ rules. During fiscal year 2011, the Committee met four times to discuss the interim financial information contained in each quarterly earnings announcement and the annual results with the Chief Financial Officer and independent auditors prior to public release.

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In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed and considered whether the provision of non-audit services by the Company’s auditors is consistent with the auditors’ independence. The Audit Committee has determined that the provisions of such services are consistent with the auditors’ independence. The Committee also discussed with management, and the independent auditors the quality and adequacy of Escalade’s internal controls. The Committee reviewed with the independent auditors their audit plan, audit scope and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed the audited financial statements of Escalade as of and for the year ended December 31, 2011, with management and the independent auditors. Management has the responsibility for the preparation of financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that Escalade’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

George Savitsky, Chairman	Edward E. Williams	Richard F. Baalmann, Jr.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis (“CD&A”) as well as the accompanying tables set forth below. Based on that discussion, the Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2011.

Richard D. White, Chairman	Richard F. Baalmann, Jr.	George Savitsky

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In 2011, all members of the Compensation Committee were independent directors and served the full year. No other director or executive officer of the Company serves on any board of directors or compensation committee of any entity that compensates any of Messrs. White, Baalmann, and Savitsky.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Compensation Philosophy

The Company’s philosophy in setting compensation policies for its named executive officers is to align pay with performance, while at the same time providing competitive compensation that allows the Company to retain and attract executive talent. The Compensation Committee, composed entirely of independent Directors, establishes, approves and evaluates the Company’s compensation policies applicable to the named executive officers.

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Throughout this proxy statement, all references to the “named executive officers” means Robert J. Keller, Deborah J. Meinert, and Patrick J. Griffin, the individuals identified under “EXECUTIVE COMPENSATION – Summary Compensation Table.” Throughout 2011, Mr. Keller served as the Company’s Chief Executive Officer, Ms. Meinert served as the Company’s Chief Financial Officer, and Mr. Patrick Griffin served as President of the Martin Yale Group.

The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. Consequently the Compensation Committee has adopted the following guidelines for use in evaluating executive compensation:

•	Provide a competitive total compensation package that enables the Company to attract and retain key executive talent;
•	Align all pay programs with the Company’s annual and long-term business strategies and objectives; and
•	Provide a mix of base and performance-leveraged variable compensation that directly links executive compensation to the performance of the Company and stockholder return.

Compensation Program; Mix of Pay Components

Consistent with the above philosophy, the Compensation Committee currently utilizes the following components of compensation for the Company’s named executive officers:

•	Base salary;
•	Annual incentive cash bonuses;
•	Long-term equity incentives, historically in the form of stock options and/or restricted stock units; and
•	Health, welfare and other benefits

Executive compensation is based on a pay-for-performance philosophy. Consequently, a significant portion of annual and long-term compensation for the named executive officers is at-risk. This provides additional upside potential and downside risk for the Company’s Chief Executive Officer and Chief Financial Officer, recognizing that the individuals serving in these roles have greater influence on the performance of the Company.

Other than employees working under a collective bargaining agreement, all employees of the Company, including the named executive officers, are employed at will, without employment agreements, severance payment arrangements or change in control agreements.

The Role of the Compensation Committee and Method of Determining Amount of Total Compensation

The Compensation Committee is responsible for the approval and administration of compensation programs for the named executive officers. The Committee focuses on the attraction and retention of key executives and, when making decisions, considers the Company’s compensation philosophy, the achievement of business goals set by the Company, the competitive environment in which the Company competes for talent, how the Company is positioned for the future, and recommendations made by the Company’s Chairman and Chief Executive Officer. While the Committee primarily focuses on compensation for the named executive officers, the Committee also reviews the compensation of certain other key employees, such as the subsidiary and division heads, and the appropriateness and fairness of the allocation of annual incentive compensation among the participants in such plans at the subsidiary level.

For 2011, the Committee reviewed all compensation components for the Company’s named executive officers and together with the Board of Directors, reviewed and evaluated the level of performance of the Company and of each executive officer, including the Chief Executive Officer and Chief Financial Officer, in order to determine current and future appropriate compensation levels. In addition, the Committee conducted an annual review of the Company’s compensation philosophy to ensure that it remains appropriate given the Company’s strategic objectives. The Committee may engage compensation consulting firms in the future but did not deem it necessary in 2011.

Except for the Escalade, Incorporated 2007 Incentive Plan which was approved by stockholders at the 2007 Annual Meeting, the Compensation Committee does not participate in any programs which they administer.

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Role of Executive Officers in Compensation Decisions

Mr. Robert Griffin, the Company’s Chairman, occasionally participates in Compensation Committee meetings and discussions regarding the compensation of the Company’s other named executive officers, but does not make any recommendations regarding his own compensation or the compensation of Mr. Patrick Griffin. Consistent with the Committee’s past practices, Mr. Keller, as the Company’s Chief Executive Officer, will make recommendations regarding the compensation for the Company’s Chief Financial Officer, but will not make recommendations for either himself or Mr. Robert Griffin. Although the Committee considers recommendations by Messrs. Robert Griffin and Robert Keller along with data provided by its other advisors, the Committee retains full discretion to set all compensation for the Company’s named executive officers.

Base Salary

The Compensation Committee seeks to compensate the named executive officers competitively within the industry while at the same time designing compensation components that base a significant portion of total compensation on performance. In general, base salary levels are set at the beginning of each year at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company’s compensation structure. The primary considerations in determining whether base salaries will be adjusted is the Company’s income level generated in the previous year and any changes in level of responsibility. The Compensation Committee also subjectively reviews the individual performance of each named executive officer, based on the performance of the Company and the individual’s level of contribution towards that performance.

Accordingly, for fiscal 2011 the Compensation Committee established base salaries for the Company’s key executives with the intent to motivate performance by providing significant upside potential through incentive compensation and less on guaranteed compensation in the form of salaries. The Compensation Committee does not target any specific benchmark for base salary levels for its key executives compared to comparable companies within the Company’s industries. The Compensation Committee considered the scope of and accountability associated with each executive officer’s position in addition to such factors as the performance and experience of each executive officer when setting base salary levels for fiscal 2011.

In 2011, the Compensation Committee established a new base salaries of $300,000 for Robert J. Keller, the Company’s Chief Executive Officer, and $150,000 for Deborah J. Meinert, the Company’s Chief Financial Officer. The Committee made no change to the base salary of $120,000 for Patrick J. Griffin, the President of Martin Yale Group. The Compensation Committee believed that such salaries were warranted for each such officer based primarily on the Company’s performance and their contribution to such results.

For 2012, the Compensation Committee has established new base salaries for Mr. Keller, Ms. Meinert, and Mr. Patrick Griffin at $308,300, $155,000, and $123,800 respectively.

Annual Cash Incentive Bonus

The Compensation Committee has established a profit incentive plan that provides for the payment of cash bonuses if certain performance targets are achieved. Under the plan, the Compensation Committee establishes target performance levels early in each fiscal year, subject to potential changes that the Committee may determine appropriate. Virtually all employees are eligible to participate in the profit incentive plan. In conjunction with the completion of the Company’s annual audited financial statements, the bonus pool is finalized based on actual results achieved. Allocation of the bonus pool to individual executive officers is determined at the Compensation Committee’s discretion based upon a review of the overall Company’s performance relative to budget, the Company’s strategic position, and individual executive officer’s performance relative to budget. There are no pre-defined methods for allocating the bonus pool to any of the Company’s executive officers.

For 2011, the business results exceeded the minimum threshold for generating a bonus pool for the Sporting Goods division, but fell short of achieving the performance results required for the Information Security and Print Finishing Division. A bonus pool of $1.5 million was approved by the Compensation Committee for payment in March of 2012. The Compensation Committee compared actual results to pre-established financial and operational objectives set early in the year for Mr. Keller and approved a performance bonus of $276,000, or 92% of his 2011 base salary. The Compensation Committee considered the recommendation from Mr. Keller for the CFO position, which was based on a similar criteria assessment. The Committee approved a performance bonus of $100,000 for Ms. Meinert.

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Long Term Equity Incentives

Each year, the Compensation Committee determines the amount and character of any long term equity incentive grants to the Company’s executive officers and other eligible employees. The Committee considers equity grants to be an effective incentive to encourage stock ownership by officers and key employees increasing their proprietary interest in the success of the Company. At the 2007 Annual Meeting, stockholders approved the Escalade Incorporated 2007 Incentive Plan (“2007 Incentive Plan”) which provides a broader array of long-term incentive awards for grant to the Company’s employees, including the Chief Executive Officer and Chief Financial Officer. In 2011, the Compensation Committee determined that granting stock options was the best method of satisfying the Committee’s compensation philosophy and objectives of directly connecting long term incentives to achieving long term performance objectives. Accordingly the Company granted 40,000 to Mr. Keller, 18,500 to Ms. Meinert, and 13,000 to Mr. Patrick Griffin.

The stock options granted to Mr. Keller, Ms. Meinert, and Mr. Griffin vest at the rate of 25% per year for four years provided that the named executive is still employed by the Company. The exercise price of the stock options was $6.07 per share, the closing price of the stock on March 1, 2011. The options expire in five years.

In March 2012, the Compensation Committee approved stock option awards based on the performance results of 2011. The Company granted 40,000 stock options to Mr. Keller, 23,000 stock options to Ms. Meinert, and 8,000 stock options to Mr. Patrick Griffin. The exercise price of the stock options was $5.28 per share, the closing price of the stock on March 2, 2012. The options vest 25% per year for four years, and expire in five years.

Health, Welfare and Other Benefits

The Company provides medical, life, 401(k) plan and similar benefits to all of its salaried employees, including the named executive officers. In addition, Mr. Patrick J. Griffin receives reimbursement of living expenses related to maintaining his residence in Germany. None of these benefits discriminate in scope, terms or operation in favor of the named executive officers.

Tax and Accounting Considerations

As necessary, the Compensation Committee reviews accounting and tax laws, rules and regulations that may affect the Company’s compensation plans. However, tax and accounting considerations have not significantly impacted the compensation programs offered to the Company’s executives. Section 162(m) of the Internal Revenue Code generally provides that certain compensation in excess of $1 million per year paid to a company’s chief executive officer and any of its four other highest paid executive officers is not deductible by a company unless the compensation qualifies for an exception. Based on the Compensation Committee’s past compensation practices, the Committee does not currently believe that Section 162 (m) will adversely affect the Company’s ability to obtain a tax deduction for compensation paid to its named executive officers.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following is a list of the names and ages of all of the current executive officers of the Company indicating all positions and offices held by each such person as of the date of this proxy statement.

Mr. Keller joined the Company as President and Chief Executive Officer in August 2007. Prior to that, he served as President of Disston Tool Company, a subsidiary of Kennametal. From 2000 to 2005, Mr. Keller worked for Russell Corporation in various positions including President of the sports apparel unit.

Ms. Deborah J. Meinert joined the Company as Corporate Controller in November 2007 and was promoted to Chief Financial Officer in 2009. Ms. Meinert came to Escalade from United Components, a manufacturer of automotive OEM and aftermarket parts where she functioned as Assistant Controller (2005-2007).  Prior to United Components, she practiced public accounting with Brown, Smith & Settle LLC (1997–2005) and Harding, Shymanski & Company, PC (1994-1997), both in the Evansville area.

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Mr. Patrick Griffin joined the Company in 2002. He was also employed with the Company from 1993 – 1995. Since 2002, Mr. Griffin has advanced in the organization, serving in successive product management roles at Escalade Sports until 2006, when he became Vice President Sales and Marketing for Martin Yale International. He was named President of Martin Yale Group in 2009.

All such persons have been elected to serve until the next annual election of officers, or until their earlier resignation or removal.

Name	Age as of March 30, 2012	Offices and Positions Held	First Elected as an Executive Officer
Robert J. Keller	50	CEO and President	08/2007
Deborah J. Meinert	54	V.P. Finance, CFO & Secretary	03/2009
Patrick J. Griffin	42	President, Martin Yale Group	02/2011

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers of the Company for 2011 and 2010:

Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Stock Awards ($)	Option Awards ($)	Restricted Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Robert J. Keller President & Chief Executive Officer	2011	300,236	-	-	41,593	-	276,000	-	9,777	627,606
	2010	270,996	-	-	36,182	33,627	202,000	-	4,869	547,674
Deborah J. Meinert Chief Financial Officer, Vice President Finance and Secretary	2011	150,050	-	-	18,304	-	100,000	-	6,887	275,241
	2010	132,607	-	-	15,893	687	75,000	-	3,069	227,256
Patrick J. Griffin President, Martin Yale Group	2011	120,000	-	-	17,535	-	-	-	187,753	325,288
	2010	120,000	-	-	14,940	1,031	-	-	184,203	320,174

Column (c) - Salary

Amounts recorded in this column reflect the annual salary paid during the year noted in column (b).

Column (d) – Cash Bonuses

Amounts recorded in this column reflect cash bonuses paid in addition to amounts paid in connection with the annual cash incentive program noted in column (h).

Column (e) – Stock Awards

Amounts recorded in this column reflect shares of stock paid as compensation.

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Column (f) – Option Awards

The amount recorded in this column is the compensation cost recognized by the Company during the fiscal year indicated in column (b) under ASC Topic 718, Stock Compensation, for grants made in the fiscal year indicated in column (b) and prior years. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions for the years indicated:

	2011	2010	2009	2008	2007	2006
Risk-free interest rate	1.51%	1.36%	1.43%	--	4.35%	4.35%
Dividend yield	1.84%	0%	0%	--	2.26%	1.81%
Expected volatility	122.17%	97.6%	76.6%	--	42.6%	51.3%
Weighted average-fair value per share	$4.06	$1.80	$0.40	--	$2.70	$4.35

Column (g) – Restricted Stock Awards

The amount recorded in this column is the compensation cost recognized by the Company during the fiscal year indicated in column (b) under ASC Topic 718, Stock Compensation, for grants made in the fiscal year indicated in column (b) and prior years. The fair value of each grant is estimated on the date of grant using Monte Carlo techniques where vesting is dependent on market conditions and on the closing price of the Company’s common stock on the date of grant if vesting is based solely on time. The fair value of restricted stock units granted is detailed below for the years associated with the costs recorded in the table:

	2011	2010	2009	2008
Weighted average market closing price on date of grant for restricted stock units where vesting is time based.	--	--	--	$6.85
Weighted average fair market value of restricted stock units where vesting is contingent on market factors	--	--	--	$6.16

Column (h) – Non-Equity Incentive Plan Compensation

See “CD&A – Annual Cash Incentive Bonus” on page 16 for a description of the Incentive Compensation Plan. Amounts shown for Mr. Keller and Ms. Meinert for 2010 were paid in March, 2011. Amounts shown for 2011 were paid in March, 2012.

Column (i) - Change in Pension Value and Nonqualified Deferred Compensation Earnings

See “Nonqualified Deferred Compensation” on page 20.

Column (j) – All Other Compensation

All other compensation includes the following:

Name	401(k) Matching Contribution ($)	Foreign Living Expenses ($)	Total All Other Compensation ($)

2011
Robert J. Keller	9,777	-	9,777
Deborah J Meinert	6,887	-	6,887
Patrick J. Griffin	3,600	184,153	187,753

2010
Robert J. Keller	4,869	-	4,869
Deborah J Meinert	3,069	-	3,069
Patrick J. Griffin	2,735	181,468	184,203

Grants of Plan Based Awards

The following table sets forth certain information concerning grants of plan-based awards to each of our named executive officers during 2011. Actual cash incentive awards are disclosed under column (h) of the Summary Compensation Table, page 18. The material terms of these awards and the material plan provisions relevant to these awards are described in the footnotes to the table below.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Options Awards: Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Share) (3)	Grant Date Value of Stock Awards ($) (4)	Grant Date Fair Value of Stock and Option Awards ($) (5)

Robert J. Keller	03/01/11		40,000	$6.07	-	$160,916
Deborah J. Meinert	03/01/11	-	18,500	$6.07	-	$74,424
Patrick J. Griffin	03/01/11	-	13,000	$6.07	-	$52,298

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(1)	The amounts disclosed in this column represent stock awards, stock compensation, and Restricted Stock Units (“RSU”) issued under the Escalade, Incorporated 2007 Incentive Plan.
(2)	The amounts disclosed in this column were issued under the 2007 Incentive Plan. Options for Mr. Keller , Ms. Meinert, and Mr. Patrick Griffin vest at the rate of 25% per year for four years. All options expire five years from the date of grant.
(3)	The exercise price is equal to the closing market price on the date the options were granted.
(4)	For stock awards and stock compensation, the amounts disclosed in this column are the closing market price on the date the stock was granted.
(5)	The amounts disclosed in this column are calculated based on the provision of ASC Topic 718 Stock Compensation. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model.

Outstanding Equity Awards at Fiscal Year End

The following table outlines outstanding long-term equity-based incentive compensation awards for the Company’s named executive officers as of December 31, 2011.

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (# ) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share) (1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($) (2)
Robert J. Keller	-	125,000(3)	$0.64	3/31/2014	-	473,750
	-	41,250(4)	$2.56	2/26/2015	-	77,138
	-	40,000(5)	$6.07	3/01/2016	-	-
Deborah J. Meinert	-	45,000(3)	$0.64	3/31/2014	-	170,550
	-	20,625(4)	$2.56	2/26/2015	-	38,569
	-	18,500(5)	$6.07	3/01/2016	-	-
Patrick J. Griffin	-	30,000(3)	$0.64	3/31/2014	-	113,700
	7,500	22,500(4)	$2.56	2/26/2015	-	42,075
	-	13,000(5)	$6.07	3/01/2016	-	-

(1)	The option exercise price is equal to the closing market price on the date the options were granted.
(2)	The amounts set forth in this column equal the number of unvested stock options multiplied by the closing market price of the underlying common stock ($4.43) on December 31, 2011.
(3)	Options granted were to vest in three years, on March 31, 2012.
(4)	Options granted were to vest 25% per year for four years, beginning February 26, 2011.
(5)	Options granted were to vest 25% per year for four years, beginning March 1, 2012.

Option Exercises and Stock Vested

The following table shows all stock options exercised and the value realized upon exercise by the named executive officers during 2011:

	Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)

Robert J. Keller	13,750	69,713
Deborah J. Meinert	6,875	36,850
Patrick J. Griffin	-	-

Nonqualified Deferred Compensation

The Company does not currently maintain any nonqualified deferred compensation plans.

Potential Payments upon Termination or Change in Control

Other than benefits that are generally available to all other salaried employees of the Company, the named executive officers have no agreements that would provide them with any cash payments upon termination of employment with the Company.

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Upon a change in control of the Company, as defined in the Escalade, Incorporated 2007 Incentive Plan (approved by the Company’s stockholders at the 2007 annual meeting), the vesting of all outstanding, unvested stock options would be accelerated. This is true for all stock option recipients, not just the named executive officers. Based upon the closing stock price of the Company’s common stock as of December 31, 2011 ($4.43), Mr. Keller, Ms. Meinert, and Mr. Patrick Griffin would potentially receive value for unexercised stock options of approximately $915,781. Mr. Keller’s options have a value of $550,888 ($473,750 expiring March 31, 2014 and $77,138 expiring February 26, 2015), Ms. Meinert’s options have a value of $209,119 ($170,550 expiring March 31, 2014 and $38,569 expiring February 26, 2015, and Mr. Patrick Griffin’s options have a value of $155,775 ($113,700 expiring March 31, 2014 and $42,075 expiring February 26, 2015). The potential value of unexercised stock options is computed as the difference between the exercise price and the closing stock price multiplied by the number of shares. Options with exercise prices higher than the closing market price are not included in the calculation.

INDEPENDENT PUBLIC ACCOUNTING FIRM

The independent public accounting firm of BKD, LLP (the “Auditors”) was engaged by the Company’s Audit Committee to audit the Company’s consolidated financial statements for the year ended December 31, 2011. BKD, LLP, formerly known as Olive LLP, has served as independent auditors for the Company since 1977. Audit services performed by BKD, LLP during the fiscal year most recently completed included examinations of the financial statements of the Company, services related to filings with the Securities and Exchange Commission and consultations on matters related to accounting. Representatives of BKD, LLP are expected to be present at the 2012 Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to Escalade, Incorporated for the fiscal years ended December 31, 2011 and December 25, 2010 by the Company’s principal accounting firm, BKD, LLP.

	2011	2010
Audit Fees	$345,834	$334,447
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$345,834	$334,447

Audit Fees. Fees for audit services consist of:

•	Audit of the Company’s annual financial statements.
•	Audit services associated with Rule 404 of the Sarbanes-Oxley Act of 2002 were not required in 2011 or 2010. Fees paid in 2011 and 2010 related to testing of internal controls over financial reporting totaled $72,349 and $73,703, respectively.
•	Reviews of the Company’s quarterly financial statements.
•	Statutory and regulatory audits, consents and other services related to SEC matters.
•	Audit of the Company’s two 401(k) Plans

Audit-Related Fees. Fees for audit-related services consist of financial accounting and reporting consultation. The Company has not employed BKD, LLP for any audit-related services in 2011 or 2010.

Tax Fees. Fees for tax services consist of professional services rendered by BKD, LLP related to corporate income tax return preparation, compliance and advice. The Company does not employ BKD, LLP to perform tax compliance services.

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by BKD, LLP pursuant to these exceptions.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Audit Committee of the Board of Directors is charged with the responsibility to review and pre-approve all related party or affiliate transactions between the Company and its directors, executive officers, employees and/or their affiliates or in which any such persons directly or indirectly is interested or may benefit. The Company currently has no agreements, arrangements, transaction or similar relationship with any of its directors or executive officers.

OTHER SECURITIES FILINGS

The information contained in this Proxy Statement under the headings “Report of Compensation Committee” and “Report of the Audit Committee” are not, and should not be deemed to be, incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate future filings or portions thereof by reference (including this proxy statement).

RESULTS OF THE 2011 ANNUAL MEETING

Approximately 97% of the outstanding shares of the Company were voted in person or by proxy at the 2011 Annual Meeting that was held April 29, 2011. The stockholders elected as directors each of the four individuals nominated by the Board of Directors for election, those individuals being Robert E. Griffin, Robert J. Keller, Richard F. Baalmann, Jr., and Patrick J. Griffin. The stockholders also ratified the appointment of BKD, LLP as the Company’s independent registered independent public accounting firm for the Company’s 2011 fiscal year.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

In order to be included in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders, a stockholder proposal must be in writing and received by the Company’s Secretary at the principal executive offices in Evansville, Indiana by the close of business on November 28, 2012. Submission of a proposal before the deadline does not guarantee its inclusion in the proxy materials.

Under the Company’s Bylaws, director nominations and other business may be brought at an annual meeting of stockholders only by or at the direction of the board of directors or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of the Company’s Bylaws as in effect from time to time. To be timely under the Bylaws as now in effect, a stockholder notice must be delivered or mailed to the Secretary at the principal executive offices not less than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Stockholder proposals for the 2013 Annual Meeting must be received by January 28, 2013. However, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date, then to be timely such notice must be received no later than the later of ninety (90) days prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting was made. Please refer to the full text of the Company’s advance notice Bylaw provisions for additional information and requirements.

The Company is not aware of any matters that will be presented at the 2012 Annual Meeting other than the election of directors, ratification of auditors, re-approval of the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan, and approval of an amendment to increase the number of shares available for issuance under the Escalade, Incorporated 2007 Incentive Plan. No other matters have been presented to the Company in accordance with the Company’s Bylaws. However, if any other proposal that requires a vote would be properly presented at the 2012 Annual Meeting, the persons named in the Company’s proxy for the 2012 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in this proxy statement for the 2012 Annual Meeting. Only such proposals as are (1) required by Securities and Exchange Commission Rules, and are (2) permissible stockholder motions under the General Corporation Law of the State of Indiana and the Company’s Bylaws will be included on the Company’s annual meeting docket.

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OTHER BUSINESS

Management does not know of any other business to be presented to the 2012 Annual Meeting and does not intend to bring any other matters before the meeting. No stockholder has informed the Company of any intention to propose any other matter to be acted upon at the 2012 Annual Meeting. Accordingly, the persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. If any matters properly come before the 2012 Annual Meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment and interest of the Company.

By order of the Board of Directors

Deborah J. Meinert

VP Finance, CFO & Secretary

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Annex 1

RESOLUTION TO RE-APPROVE PERFORMANCE CRITERIA AND GOALS

RESOLVED, that the performance criteria and goals set forth in Section 10.2 of the Escalade, Incorporated 2007 Incentive Compensation Plan (as attached hereto) are hereby approved and adopted.

Escalade, Incorporated 2007 Incentive Compensation Plan (as of March 23, 2012)

ESCALADE, INCORPORATED

2007 INCENTIVE PLAN

Escalade, Incorporated (the “Company”), an Indiana corporation, hereby establishes and adopts the following 2007 Incentive Plan (the “Plan”).

1.     PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors of the Company and its Subsidiaries who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.     DEFINITIONS

2.1.     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Other Stock Unit Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award hereunder, including through an electronic medium.

2.3.     “Board” shall mean the board of directors of the Company.

2.4.     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.     “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market (or such other principal securities exchange on which the Shares are traded).

2.6.     “Covered Employee” shall mean an employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.7.     “Director” shall mean a non-employee member of the Board.

2.8.     “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.9.     “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10.     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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2.11.     “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the next following date on which the prices are reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on any securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

2.12.     “Limitations” shall have the meaning set forth in Section 10.5.

2.13.     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.14.     “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.15.     “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.

2.16.     “Payee” shall have the meaning set forth in Section 13.1.

2.17.     “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.18.     “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.19.     “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.20.     “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.21.     “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property other than Shares (or cash), which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22.     “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23.     “Prior Plan” shall mean the Company’s 1997 Incentive Stock Option Plan and/or the Company’s 1997 Director Stock Compensation and Option Plan.

2.24.     “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25.     “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26.     “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate,

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2.27.     “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.28.     “Shares” shall mean the shares of common stock of the Company, no par value per share.

2.29.     “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

2.30.     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.31.     Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.32.     “Vesting Period” shall have the meaning set forth in Section 7.1.

3.     SHARES SUBJECT TO THE PLAN

3.1.     Number of Shares. (a) Subject to the terms of this Section 3.1 and to adjustment as provided in Section 12.2, a total of 1,000,000 Shares shall be authorized for issuance under the Plan, of which no more than 90% may be available for Awards granted in any form provided for under this Plan other than Options or Stock Appreciation Rights.

(b)     If any Shares subject to an Award or to an award under a Prior Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under a Prior Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award under such Prior Plan (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c)     In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan. In the event that (i) any option or award granted under a Prior Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d)     Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

3.2.     Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

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4.     ELIGIBILITY AND ADMINISTRATION

4.1.     Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.

4.2.     Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)     Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)     To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the NASDAQ Stock Market (or such other principal securities exchange on which the Shares are traded), the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company.

5.      OPTIONS

5.1.     Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.     Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.     Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

Annex 1 - 4

5.4.     Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability.

5.5.     Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)     Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6.     Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7.     Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under the Plan shall be 1,500,000 Shares, subject to adjustments provided in Section 12.2.

6.     STOCK APPRECIATION RIGHTS

6.1.     Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.     Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)      Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b)     Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in cash, in whole Shares or other property, or any combination thereof.

Annex 1 - 5

(c)      The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)     The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than Fair Market Value on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in conjunction with, but subsequent to, an Option), and (ii) a term not greater than ten (10) years

(e)     Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(f)     The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.     Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee (the “Vesting Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2.     Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3.     Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award.

8.     OTHER SHARE-BASED AWARDS

8.1.     Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation. Other Share-Based Awards shall be subject to such Vesting Period, if any, imposed by the Committee.

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8.2.     Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3.     Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.     PERFORMANCE AWARDS

9.1.     Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2.     Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.     Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.     Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.     CODE SECTION 162(m) PROVISIONS

10.1.     Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.     Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes, earnings before interest, taxes and amortization, or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

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10.3.     Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.     Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.     Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 36-month period with respect to more than 200,000 Shares or (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 36-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 200,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.     CHANGE IN CONTROL PROVISIONS

11.1.     Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2.     Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, if a Participant’s employment with such successor company (or a subsidiary thereof) terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) restrictions and deferral limitations on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

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(b)     Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions and deferral limitations on Restricted Stock and Restricted Stock Units that are not assumed or substituted for shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions and limitations and become fully vested, and (iii) the restrictions and deferral limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(c)     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.     Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)     During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)     Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 40% or more of Company Voting Securities by such person;

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(c)     The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) at least 60% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 40% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

(d)     The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets; or

(e)     The occurrence of any other event that the Board determines by a duly approved resolution constitutes a Change in Control.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 40% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.     GENERALLY APPLICABLE PROVISIONS

12.1.     Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) amend any provision of Section 10.5. The Board may not, without the approval of the Company’s shareholders, take any other action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.     Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

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12.3.     Transferability of Awards. Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more if the Participant or the Persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4.     Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.     Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13.     MISCELLANEOUS

13.1.     Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

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13.2.     Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.     Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and the Award Agreement.

13.4.     Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.     Cancellation of Award. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion. The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6.     Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7.     Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.     Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.     Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

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13.10.     Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.     Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.     Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Indiana, without reference to principles of conflict of laws, and construed accordingly.

13.13.     Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.     Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.15.     Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16.     Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

Annex 1 - 13

Annex 2

PROPOSED AMENDMENT TO

ESCALADE, INCORPORATED 2007 INCENTIVE PLAN

RESOLVED, that the Escalade, Incorporated 2007 Incentive Plan (the “Plan”) be amended to increase the number of shares of Common Stock which may be delivered under the Plan from one million (1,000,000) shares to two million five hundred thousand (2,500,000) shares, and that the following Amendment No.1 to the Plan is hereby approved and adopted.

AMENDMENT NO.1

ESCALADE, INCORPORATED 2007 INCENTIVE PLAN

Section 3.1 is hereby amended in its entirety and shall provide as follows:

3.1.      Number of Shares. (a) Subject to the terms of this Section 3.1 and to adjustment as provided in Section 12.2, a total of 2,500,000 Shares shall be authorized for issuance under the Plan, of which no more than 90% may be available for Awards granted in any form provided for under this Plan other than Options or Stock Appreciation Rights.

Annex 2 - 1

ESCALADE, INCORPORATED

817 Maxwell Avenue

Evansville, Indiana 47711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert E. Griffin and Edward E. Williams, or any of them, each with power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Stockholders of Escalade, Incorporated (the “Company”) to be held on Friday, April 27, 2012, at 8:00 a.m., Eastern Time, at the Renaissance Indianapolis North Hotel, located at 11925 N. Meridian Street, Carmel, Indiana 46032, and any adjournment or adjournments thereof, and to vote the number of shares of the Company’s Common Stock which the undersigned would be entitled to vote if personally present on the following matters:

(Continued and to be signed on the reverse side.)

▄	14475	▄

ANNUAL MEETING OF STOCKHOLDERS OF

ESCALADE, INCORPORATED

April 27, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card
are available at www.escaladeinc.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

▄	20303003003000000000 3	042712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND A VOTE "FOR" ITEMS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:Vote for Three (3) Nominees to Serve as Directors of the Company for the two-year term ending at the 2014 Annual Meeting of Stockholders.			2.	Ratification of the Appointment of the Independent Registered Public Accounting Firm
						FOR	AGAINST	ABSTAIN
		NOMINEES:			Proposal: To ratify the appointment of BKD, LLP as the independent registered public accounting firm for Escalade, Incorporated for 2012.	☐	☐	☐
☐	FOR ALL NOMINEES	O George Savitsky
		O Richard D. White O Edward E. Williams		3.	Re-approval of the Performance Criteria and Goals under the Escalade, Incorporated 2007 Incentive Plan
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES					FOR	AGAINST	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)				Proposal: To re-approve the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan.	☐	☐	☐

				4.	Approval of Amendment to Escalade, Incorporated 2007 Incentive Plan
						FOR	AGAINST	ABSTAIN
					Proposal: To approve the amendment to Escalade, Incorporated 2007 Incentive Plan, providing for the issuance of up to an additional one million five hundred thousand shares thereunder.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
				5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN ITEM 1, "FOR" ITEMS 2, 3, and 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

▄	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	▄

ANNUAL MEETING OF STOCKHOLDERS OF

ESCALADE, INCORPORATED

April 27, 2012

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.	COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.escaladeinc.com

i	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	i
▄	20303003003000000000 3	042712
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND A VOTE "FOR" ITEMS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:Vote for Three (3) Nominees to Serve as Directors of the Company for the two-year term ending at the 2014 Annual Meeting of Stockholders.			2.	Ratification of the Appointment of the Independent Registered Public Accounting Firm
						FOR	AGAINST	ABSTAIN
		NOMINEES:			Proposal: To ratify the appointment of BKD, LLP as the independent registered public accounting firm for Escalade, Incorporated for 2012.	☐	☐	☐
☐	FOR ALL NOMINEES	O George Savitsky
		O Richard D. White O Edward E. Williams		3.	Re-approval of the Performance Criteria and Goals under the Escalade, Incorporated 2007 Incentive Plan
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES					FOR	AGAINST	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)				Proposal: To re-approve the performance criteria and goals under the Escalade, Incorporated 2007 Incentive Plan.	☐	☐	☐

				4.	Approval of Amendment to Escalade, Incorporated 2007 Incentive Plan
						FOR	AGAINST	ABSTAIN
					Proposal: To approve the amendment to Escalade, Incorporated 2007 Incentive Plan, providing for the issuance of up to an additional one million five hundred thousand shares thereunder.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
				5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN ITEM 1, "FOR" ITEMS 2, 3, and 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

▄	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	▄